UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2008

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation)	0-30877 (Commission File Number)	77-0481679 (I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On February 4, 2008, the board of directors (the “Board”) of Marvell Technology Group Ltd. (the “Company”) elected David W. Mills to serve as a member of the Company’s Board, effective as of the same day. Mr. Mills was appointed for a term that extends until the 2008 annual meeting of the shareholders.  Mr. Mills was also appointed to serve on the Governance Committee of the Board.

David W. Mills has served as the managing general partner of Harbourton Enterprises, a private investment firm, since April 1999.  He has been a member of the faculty of Stanford Law School since 1997 and is currently holding the appointment as Senior Lecture. He was the founder and has served as the first Director of the Stanford Clinical Law Program.  Mr. Mills founded Mills & Lynn Enterprises in 1987 where he served as general partner from 1988 to 2006 and as president since 2006.  He also serves as a member of the board of several non-profit organizations, including Quest Bridge and the NAACP Legal Defense Fund, of which he is co-chairman.  Mr. Mills holds a bachelor of arts degree from Rutgers University and a juris doctor degree from Rutgers-Newark Law School.

The election to the Board of Mr. Mills was not pursuant to any arrangement or understanding between Mr. Mills and any third party.

As of the date of this report, neither Mr. Mills nor any member of his immediate family is a party, either directly or indirectly, to any transaction that the Company is aware of that is required to be reported pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

No new compensation arrangement was entered into in connection with the appointment to the Board of Mr. Mills.  Mr. Mills will receive the Company’s standard compensation arrangements applicable to a director who is not an employee of the Company, as well as automatic grants of options for common shares in accordance with the terms of the 2007 Director Stock Incentive Plan, as disclosed in the Company’s 2007 Proxy Statement on Schedule 14A (the “2007 Proxy Statement”), filed with the Securities and Exchange Commission on September 14, 2007. The 2007 Director Stock Incentive Plan was amended on October 19, 2007 and is filed as an exhibit to the Company’s Current Report on Form 8-K, dated October 19, 2007 and filed with the Securities and Exchange Commission on October 25, 2007.

The Board has determined that Mr. Mills will qualify as “independent” under the guidelines promulgated by the Nasdaq Stock Market, Inc. and the applicable Securities and Exchange Commission rules.

The election of Mr. Mills was announced in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

99.1 Press Release, dated February 5, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 5, 2008

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ George de Urioste
George de Urioste
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 5, 2008.